UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 21, 2003



                          Tesoro Petroleum Corporation
             (Exact name of registrant as specified in its charter)


          Delaware                         1-3473                95-0862768
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


           300 Concord Plaza Drive                            78216-6999
             San Antonio, Texas                               (Zip Code)
  (Address of principal executive offices)

       Registrant's telephone number, including area code: (210) 828-8484




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Item 5.  Other Events

           On April 21, 2003 Tesoro issued a press release (the "Press Release") announcing that it successfully completed the refinancing of its senior secured credit facility. The foregoing is qualified by reference to the Press Release which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

           (a) Financial statements of businesses acquired.

                     Not applicable.

           (b) Pro forma financial information.

                     Not applicable.

           (c) Exhibits.

                   99.1 Press Release issued on April 21, 2003 by Tesoro Petroleum Corporation



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      April 24, 2003


                                    TESORO PETROLEUM CORPORATION




                                    By:  /s/ Gregory A. Wright
                                       -----------------------------------------
                                         Gregory A. Wright
                                         Senior Vice President
                                         and Chief Financial Officer



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                                Index to Exhibits


Exhibit Number        Description


           99.1 Press Release issued on April 21, 2003 by Tesoro Petroleum Corporation.